STOCK OPTION AGREEMENT


     THIS AGREEMENT, made as of this 26th day of March, 1996 by New York Health Care, Inc., a New York Corporation (the "Company") and Jerry Braun residing at 929 East 28th Street, Brooklyn, NY 11210 (the "Optionee"):


     In consideration for One Hundred Dollars ($100.00) by the Optionee, receipt of which is hereby acknowledged, the Company hereby grants to the Optionee the option (the "Option"), commencing on the effective date of the initial public offering of New York Health Care, Inc. (the "Option Commencement Date"), to purchase from the Company all or any part of an aggregate of Ninety-Three Thousand Seven Hundered and Fifty (93,750) shares of the Common Stock of the Company, par value $.01 per share (the "Shares"), at a price of $3.00 per share.


     The following terms and conditions shall apply to the Option:

     1. The Option and all rights of the Optionee to purchase shares of Common Stock hereunder shall terminate on March 26, 2006 (hereinafter referred to as the "Expiration Date"). On or prior to the Expiration Date such Option shall be exercisable subject to the following terms:

          (a) The Optionee may exercise the Option with respect to all or any part of the shares then exercisable by giving the Company written notice, as provided in paragraph 2 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment of an amount equal to the option price of such shares multiplied by the number of shares as to which the Option is being exercised. Such payment shall be for the full amount of the exercise price in cash (by check subject to collection) or in common stock of the Company.

          (b) As soon as practicable after receipt of the notice and payment referred to in subdivision (a) above, the Company shall deliver to the Optionee at the office of the Company, or at such other place as may be mutually acceptable to the Company and the Optionee, a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period of time as the Company may require to comply with any applicable registration requirements of any national securities exchange and any other law or regulation applicable to the issuance or transfer of shares. If the Optionee fails for any reason to accept delivery of or any part of the number of shares specified in such notice upon tender of delivery thereof, his or her right to purchase such undelivered shares may be terminated by the Company by notice in writing to the Optionee and refund of the payment.

          (c) Prior to or concurrently with delivery by the Company to the Optionee of a certificate(s) representing such shares, the Optionee shall (i) upon notification of the amount due,

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pay promptly any amount necessary to satisfy applicable federal,  state or local tax requirements, and (ii) if such shares are not then registered under the Securities Act of 1933, give assurance satisfactory to the Company and counsel for the Company that such shares are being purchased for investment and not with a view to the distribution thereof, and the Optionee shall give such other assurance and take such other action as the Company and counsel for the Company shall require to secure compliance with any federal or state securities law applicable to the issuance of shares; provided that the out-of-pocket expense of such registration or compliance shall be borne by the Company.

     2. Any notice to the Company provided for in the Option shall be addressed to the Company at its address as set forth above, with a copy to Scheichet & Davis, P.C., 505 Park Avenue, New York, NY 10022, Attn: William J. Davis, Esq., and any notice to the Optionee shall be addressed to him at his address as set forth above, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the fourth business day after mailing, by registered or certified mail, return receipt requested, at a post office or branch post office within the United States.

     3. In the event of any change in the Company's Common Stock subject to the Option, by reason of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, such adjustment shall be made in the number of shares subject to the option and the price per share as the Company shall, in its sole judgment, deem appropriate to give proper effect to such event.

     4. The Option is not transferable and may not be exercised by any person other than the Optionee or his executors, administrators, successors or heirs. In the event the Optionee transfers, assigns, pledges, hypothecates or otherwise disposes of the Option, other than as permitted herein, or of any right hereunder, that transfer shall be void and shall not be recognized by the Company nor vest in the transferee any rights hereunder. In the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

     5. In the event one or more of the following events has occurred or is about to occur: i.e. (i) the dissolution, liquidation, merger or consolidation of the Company (where the Company is not the surviving corporation) or (ii) the sale of all or substantially all the assets of the Company or (iii) the sale of shares of the Company's Common Stock, in any case resulting in a change in control of the Company, then the Option to the extent not then exercisable or not exercisable upon the happening of the event described in such notice shall terminate simultaneously with the happening of such event. The Company shall ten
(10) days prior to the scheduled happening of the event, give the Optionee notice thereof.

     For purposes of this section, the term (i) "a change in control" means an event or series of events that would be required to be described as a change in control of the Company in a proxy or information statement distributed by the Company pursuant to Section 14 of the Securities Exchange

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

Act of 1934 in response to Item 6(e) of Schedule 14A promulgated thereunder, or any substitute provision which may hereafter be promulgated thereunder or otherwise adopted, as if the Company were subject to the proxy rules of such Act, and (ii) "affiliate" shall have the same meaning as set forth in Rule 405 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

     6. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Option, or any provision of this Agreement, it shall be settled under the laws of the State of New York by arbitration in the City of New York before three arbitrators, one chosen by each of the Company and the Optionee and the third chosen by the other two, or appointed by a court if the other two are unable to agree upon the third within 30 days of their selection. The determination by the arbitrators shall be conclusive, final and binding upon the Company and the Optionee and upon any other person who shall assert any right pursuant to this Option.

     7. The Optionee shall have no rights of a stockholder with respect to the shares covered by the Option until he or she becomes the holder of record of such shares. All shares issued upon exercise of the Option shall be fully paid and non-assessable.


                                     NEW YORK HEALTH CARE, INC.


                                     By: /s/ Jacob Rosenberg, C.O.O.
                                         -----------------------------------



ACCEPTED AND AGREED:

/s/ Jerry Braun
-----------------------------
Jerry Braun



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

                              SUBSCRIPTION FORM III

                  (To Be Executed Only Upon Exercise of Option)

     The undersigned, holder of an option (the "Option") pursuant to a Stock Option Agreement dated March 26, 1996 between himself and New York Health Care, Inc. hereby irrevocably exercises his option thereunder to purchase the number of shares of Common Stock of New York Health Care, Inc. specified below and herewith makes payment therefore, all at the price and on the terms and conditions specified in this Option.


Dated: _________________

Number of Shares: _________________

Purchase Price: _________________


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                                        Signature of Registered Owner


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                                        Street Address


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                                        City, State, Zip


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                                        Social Security Number


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